Exhibit 10.45

ASSIGNMENT OF CONTRACT

This Assignment is entered into as of                     , 20    , by and between CareView Communications, Inc., a Texas corporation (“Assignor”), and                      [insert name of Project LLC here], a Wisconsin limited liability company (“Assignee”).

WHEREAS, Assignor entered into a Service Agreement with                              [insert name of Project Hospital here] (the “Hospital”) dated                             [insert date of Project Hospital Contract here] (the “Contract”); and

WHEREAS, Assignor’s parent corporation is a Member of Assignee and is a party to Assignee’s Operating Agreement dated                              [insert date of Project LLC Operating Agreement here];

WHEREAS, as part of Assignor’s parent corporation’s capital contribution to Assignee, Assignor is assigning the Contract to Assignee;

NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignor hereby assigns, transfers and sets over to Assignee all of its right, title and interest in and to the Contract, and Assignor warrants and represents the Contract to be free of any adverse liens, claims or encumbrances; provided, however, that his assignment shall only be effective upon the execution by the Hospital of the “Consent to Assignment” appearing at the end of this Assignment and the delivery to Assignee of such execution. Assignee hereby assumes all of Assignor’s obligations under the Contract and agrees to indemnify and hold Assignor harmless therefrom as to obligations occurring on and after the effective date hereof. Assignor hereby agrees to indemnify and hold Assignee harmless with respect to Assignor’s obligations under the Contracts that accrued prior to the date hereof, but expressly reserves its rights as to any defenses to such obligations.

2. Assignee may subsequently assign the Contract to a third-party (including an equity holder of Assignee) who assumes Assignee’s duties and obligations under the Contract, and Assignee may subcontract the performance of its duties and obligations under the Contract to a third party or parties. Assignee may pledge the Contact as security for the performance of any obligations owed to a member of Assignee

3. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

4. This Agreement may be executed in one or more counterparts, each bearing the signatures of one or more parties. Each counterpart shall be considered an original and all of the counterparts shall constitute a single agreement binding all the parties as if all had signed a single document. For purposes of executing this Agreement, a document signed and transmitted by electronic means (such as in PDF format via e-mail or via facsimile machine) is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

5. Assignor and Assignee hereby direct                              [insert name of Project Hospital here] to make all future payment under the Contract to be payable to the “Bank of Texas, N.A., as escrow agent for the                              [insert name of Project LLC] Escrow Account” and delivered to such payee at 4217 Swiss Avenue, Dallas, Texas 75204, or to such other payee and address as Assignor and Assignee may hereafter mutually direct in writing.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

ASSIGNOR:

CareView Communications, Inc., a Texas corporation

By:
Its:

ASSIGNEE:

, LLC, a Wisconsin limited liability company

By:	CareView Communications, Inc., a Nevada corporation, its Manager

By
Its:

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CONSENT TO ASSIGNMENT

The undersigned, being the recipient of services under the Contract and a party thereto, hereby acknowledges and consents to the foregoing Assignment by Assignor of the Contract and the Assumption by Assignee of Assignor’s duties and obligations under the Contract. The undersigned further acknowledges (1) Assignee’s right to subsequently assign or pledge the Contract as provided for above and consents in advance to any such assignment or pledge and (2) Assignor’s and Assignee’s instructions to it as to the making of future payment under the Contract.

Dated this          day of                     , 20    .

[insert name of Project Hospital above]

By:
Its:

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